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                                                               Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A in Telescan, Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-50380) dated November 21, 2000.


Arthur Andersen LLP
Houston, Texas
October 9, 2001